SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of Earliest Event Reported): December 19, 2000


                              FENTURA BANCORP, INC.
             (Exact name of registrant as specified in its charter)


    Michigan                         0-23550                    38-2806518
(State or other                    (Commission                 (IRS Employer
jurisdiction of                    File Number)              Identification no.)
incorporation)

            One Fenton Square
              P.O. Box 725
            Fenton, Michigan                                     48430
   (Address of principal executive office)                     (Zip Code)

                         Registrant's telephone number,
                       including area code: (810) 629-2263

Item 5.   Other Events.


     On December 19, 2000, the following directors submitted resignations from the Registrant's Board of Directors, with their resignations to become effective January 1, 2001: Jon S. Gerych, Glen J. Pieczynski, Philip J. Lasco, Richard A. Bagnall and Brian P. Petty. On December 19, 2000, the following persons were elected by the Registrant's Board of Directors to the Registrant's Board of Directors to fill three of the vacancies created by the resignations: David Duthie and David Karr to Class I for terms expiring at the 2001 annual meeting of shareholders and Peggy Jury to Class II for a term expiring at the 2002 annual meeting of shareholders. These elections will be effective January 1, 2001. Also on December 19, 2000, the Registrant's Board of Directors adopted a resolution, effective January 1, 2001, reducing the size of the Registrant's Board of Directors from nine members to seven members.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  December 19, 2000                   FENTURA BANCORP, INC.
                                            (Registrant)


                                            By: /s/ Donald L. Grill
                                                Donald L. Grill
                                                President